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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):             SEPTEMBER 21, 2007


                         HI-SHEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


      DELAWARE                        001-12810                 22-2535743
   (State or other                   (Commission             (I.R.S. Employer
    jurisdiction                    File Number)            Identification No.)
  of incorporation)

                              24225 GARNIER STREET
                              TORRANCE, CALIFORNIA                90505-5355
                    (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:      (310) 784-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01                  OTHER EVENTS


         The Board of Directors of Hi-Shear Technology Corporation today approved a cash dividend of $0.35 per share, or approximately $2,383,000 payable on October, 08, 2007, to shareholders of record as of the close of business October 5, 2007. The ex-dividend date is October 3, 2007. This dividend is not special and does not represent that the Company will pay dividends on a scheduled basis.








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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HI-SHEAR TECHNOLOGY CORP.



Dated: September 21, 2007                     By:  /S/ GEORGE W. TRAHAN
                                                 -------------------------------
                                                   George W. Trahan, President,
                                                   Chief Executive Officer
                                                   and Chairman